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                      SUPPLEMENT DATED AUGUST 2, 2004 TO

                      PROSPECTUS DATED APRIL 30, 2004 FOR

                      SCHEDULED PURCHASE PAYMENT VARIABLE
                          DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                                  THROUGH ITS

                      GE CAPITAL LIFE SEPARATE ACCOUNT II

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

All sections of the prospectus that discuss or refer to the Annuity Cross Funding Program are revised to include the following disclosure:

   The Annuity Cross Funding Program is not available to contracts issued on or after August 17, 2004.

In addition, the second and third paragraphs under the "What are the Guaranteed Minimum Income Payments" provision of the "Synopsis" section of the prospectus are amended as follows:

   Should you miss a Scheduled Installment, you may still meet the requirement for making Scheduled Installments by paying:

       (1)any missed Scheduled Installment(s), including any interest due on the missed Scheduled Installments;

       (2)any missed monthly billing fees.

   Both the missed Scheduled Installment(s), including any interest due on the missed Scheduled Installments, and any missed monthly billing fees, must be repaid within one year of the due date of the missed Scheduled Installment(s) (but not later than the Annuity Commencement Date). The Annuity Commencement Date must be a date at least 10 years from the date the contract is issued.

   In addition, you may not make more than 24 Scheduled Installments over the life of the contract outside of the grace period (the grace period is 30 days after the date each Scheduled Installment is due) and still be eligible for your Guaranteed Minimum Income Payments.

   Should you fail to meet the conditions listed above you may still be entitled to reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule under the contract (see the "Guaranteed Minimum Income Payments" section under this prospectus for additional information). If you do not meet the conditions listed above, and you are not entitled to reduced Guaranteed Minimum Income Payments under the contract, you will lose your right to Guaranteed Minimum Income Payments.

Finally, all disclosures throughout the prospectus referencing interest on missed Scheduled Installments and billing fees are clarified to state that interest is not charged on the billing fee.